Filed Pursuant to Rule 497
File no. 333-213498

Maximum Offering of 79,483,456 Shares
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Supplement No. 5 dated May 11, 2018
to
Prospectus dated October 30, 2017
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This Supplement No. 5 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated October 30, 2017, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 34 of the Prospectus and in Supplement No. 2, dated January 5, 2018, before you decide to invest.

On May 11, 2018, Provasi Capital Partners LP (“Provasi”) provided notice to the Company that Provasi is withdrawing its prior termination of the Dealer Manager Agreement, dated as of November 2, 2016 (the “Dealer Manager Agreement”), between the Company and Provasi. The Dealer Manager Agreement will continue in effect in accordance with its terms.

In addition, the Company has entered into a new Investor Services Agreement, dated as of May 11, 2018, between the Company and Destra Capital Investments LLC (the “Destra Investor Services Agreement”). The Destra Investor Services Agreement replaces the prior Investor Services Agreement between the Company and Stratera Priority Investor Services, LLC, which expires on May 13, 2018.